EXHIBIT 32.1

dELiA* s, Inc.

CERTIFICATION OF ROBERT E. BERNARD, CHIEF EXECUTIVE OFFICER

CERTIFICATION UNDER SECTION 906

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of dELiA*s, Inc., a Delaware corporation (the “Company”), does hereby certify, that:

The Quarterly Report on Form 10-Q for the quarter ended November 3, 2007 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the operations of the Company.

/s/ Robert E. Bernard
Robert E. Bernard
Chief Executive Officer
Date: December 10, 2007